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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  July 12, 2002
                ------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                         COMMISSION FILE NUMBER 1-11775
                                                -------


                          TIMCO Aviation Services, Inc.
             ------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

             Delaware                                      65-0665658
 --------------------------------                   -----------------------
 (State Or Other Jurisdiction Of                        (IRS Employer
  Incorporation Or Organization)                     Identification No.)

                                 623 Radar Road
                             Greensboro, N.C. 27410
                    ----------------------------------------
                    (Address Of Principal Executive Offices)

                              (336) 668-4410 x 3004
                         -------------------------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                             Aviation Sales Company
                         -------------------------------
                         (Former Name Or Former Address,
                          If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

Amendment to the Company's Senior Credit Facilities

         On July 12, 2002, the Company entered into an agreement amending and restating its senior credit facilities with a syndicate of four lenders led by Citicorp USA Inc. and UPS Capital Corporation pursuant to the terms of a Fifth Amended and Restated Credit Agreement dated as of July 12, 2002 (the "Amended Credit Agreement"). Under the Amended Credit Agreement, the Company has obtained a $30.0 million senior secured revolving line of credit (the "Amended Revolving Credit Facility") and a $7.0 million senior secured term loan (the "Amended Term Loan" and collectively with the Amended Revolving Credit Facility, the "Amended Credit Facility").

         The Company utilized the proceeds from the Amended Credit Facility to repay outstanding borrowings under its previously outstanding revolving credit facility and its previously outstanding $12.0 million senior secured term loan. As of July 19, 2002, the outstanding principal balance of the revolving loans under the Amended Revolving Credit Facility was $2.5 million, the aggregate amount of letters of credit outstanding under the Amended Revolving Credit Facility was $11.6 million and availability under the Amended Revolving Credit Facility was $4.6 million.

         The interest rate on the Amended Revolving Credit Facility is, at the Company's option, (a) prime plus 3% per annum, or (b) LIBOR plus 4.5% per annum. The interest rate on the Amended Term Loan is 12% per annum. The Amended Revolving Credit Facility is due on January 31, 2004. The Amended Term Loan is due in quarterly installments of $500,000, commencing September 30, 2002, with the remaining principal balance due in full on January 31, 2004.

         The Amended Credit Agreement contains certain financial covenants regarding the Company's financial performance and certain other covenants, including limitations on the amount of annual capital expenditures and the incurrence of additional debt, and provides for the suspension of the Amended Credit Facility and repayment of all debt in the event of a material adverse change in the business or a change in control. Generally, the Amended Credit Agreement requires mandatory repayments and reduction of the commitments thereunder from proceeds of a sale of assets or an issuance of equity or debt securities. Mandatory repayments are also required as a result of insufficient collateral to meet the borrowing base requirements thereunder or in the event the outstanding obligations under the Amended Credit Facility exceed the commitments thereunder. Substantially all of the Company's assets are pledged as collateral for amounts borrowed.

         The foregoing is a summary of certain information contained in the above-referenced Amended Credit Agreement. Reference is made to the more detailed information contained in such document, which is attached to this Form 8-K as Exhibit 10.1.

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Amendment to the Company's TROL Financing Agreements

         On July 12, 2002, the Company entered into an agreement amending its existing tax retention operating lease ("TROL") financing pursuant to the terms of an Amendment and Consent Agreement No. 14 for Lease Agreement and Other Operative Agreements between the Company as Construction Agent and Lessee, Wells Fargo Bank Northwest, National Association, as Owner Trustee ("Trustee"), and Bank of America, N.A., as Administrative Agent and Lender (the "Amended TROL Financing Agreement"). Under the terms of the Amended TROL Financing Agreement, the maturity date of the TROL financing has been extended until June 30, 2005 and the base rent under the TROL has been increased to the greater of: (i) the amount being paid by Kellstrom Industries, Inc. ("Kellstrom") under its sublease for the Miramar facility, plus, commencing July 1, 2003, an additional monthly payment by the Company, or (ii) $210,000. The TROL financing continues to be secured by the Miramar facility. See below for a discussion of the terms of a recent amendment to the Kellstrom sublease for the Miramar facility.

         The foregoing is a summary of certain information contained in the above-referenced document. Reference is made to the more detailed information contained in such document, which is attached to this Form 8-K as Exhibit 10.2.

Restructuring of the Company's Term Loan from Bank of America

         On July 12, 2002, the Company restructured its outstanding $10.0 million senior secured term loan with Bank of America, N.A. ("BofA"). This term loan had originally been obtained in February 2001 and had been guaranteed on a limited basis by four individuals, Lacy J. Harber, the Company's principal stockholder, Ben Quevedo, a director of the Company, Robert Alpert, a former principal stockholder and a former director of the Company, and Don A. Sanders.

         The term loan was restructured as follows:

            . $5.0 million of this loan (the "$5.0 million BofA Loan") is now due on January 31, 2004. The $5.0 million BofA Loan continues to bear interest at the rate of LIBOR plus 2% and continues to be guaranteed on a limited basis by Messrs. Harber and Sanders;

            . $2.5 million of this loan (the $2.5 million BofA Loan") continues to be due on August 14, 2002. The $2.5 million BofA Loan continues to bear interest at the rate of LIBOR plus 2% and continues to be guaranteed on a limited basis by Mr. Alpert;

            . $2.5 million of this loan (the "Quevedo Loan") was restructured as follows: (i) at the closing of the refinancing, Mr. Quevedo paid BofA $2.5 million, reducing the Company's obligation under this term loan from $10.0 million to $7.5 million (which amount was then restructured as set forth above); (ii) the Company sold Mr. Quevedo a 100,000 square foot warehouse facility in Pearland, Texas which had been previously been utilized by the Company's redistribution operation for a gross purchase price of $1.5 million (which is at least as favorable a price for this

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                 property as could have been obtained from an unaffiliated
                 third party); and (iii) the Company agreed to pay Mr. Quevedo the remaining $1.0 million balance of this loan, with interest at the rate of 12% per annum, on the earlier of certain Company sales of assets or January 31, 2004.

         The $8.5 million in restructured senior term loan indebtedness continues to be secured by a lien on substantially all of the assets of the Company.

         The foregoing is a summary of certain information contained in the above-referenced documents. Reference is made to the more detailed information contained in such documents, which are attached to this Form 8-K as Exhibits
10.3 to 10.17.

Closing of Post-Closing Resolution Agreement with Kellstrom Industries, Inc.

         On July 18, 2002, the Company closed on the transactions contemplated by the Post-Closing Resolution Agreement, dated as of June 10, 2002 (the "PCRA") between the Company, its subsidiary, Aviation Sales Distribution Services Company ("ASDC"), and Kellstrom. The settlement resolves and settles globally outstanding disputes between the Company and Kellstrom (the "Settlement") relating to matters arising out of the Company's and ASDC's December 2000 sale of substantially all of the assets of its redistribution operation to Kellstrom.

         As part of the Settlement:

             a. Kellstrom purchased certain furniture, fixtures and equipment ("FF&E") from ASDC, which equipment is being used by Kellstrom in the operation of its business;

             b. Kellstrom "put" to the Company certain uncollected accounts receivable which were sold by ASDC to Kellstrom as part of the sale of the assets of the redistribution operation in accordance with the terms of the Asset Purchase Agreement, dated December 1, 2000, among Kellstrom, the Company and ASDC (the "APA");

             c. Kellstrom and the Company resolved outstanding purchase price adjustment disputes under the APA;

             d. The Company and Kellstrom settled and setoff amounts due and owing in the ordinary course between Kellstrom and AVS, including certain rental amounts owed by Kellstrom under the Miramar Lease (defined below);

             e. Kellstrom's sub-lease (the "Miramar Lease") of the Company's 525,000 square foot Miramar, Florida warehouse and office facility (the "Miramar Facility") was amended (the "Amended Kellstrom Lease") to provide for a term of twenty (20) years with an annual minimum rental of $2,750,000 for the first five years, $3,000,000 for years six through ten and at fair market value thereafter (all subject to CPI increases). Further, the Amended Kellstrom Lease provides

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                  Kellstrom with a one-time right to terminate the Amended
                  Kellstrom Lease upon the completion of the 7/th/ lease year after the closing of the Settlement;

             f. The Non-Competition Agreement between the Company and Kellstrom was amended to, among other things, allow the Company's Aerocell Structures flight surfaces MR&O operation to exchange flight surfaces with its customers and to allow the Company, during the six months following the completion of the settlement to sell in the open market up to $4.0 million of aircraft parts acquired by the Company in connection with its MR&O activities; and

             g. The Cooperation Agreement between Kellstrom and the Company, which obligates the Company to purchase aircraft parts from Kellstrom, was terminated.

         The Settlement resulted in a net cash payment to the Company of approximately $426,000. The closing of the Settlement occurred in connection with the sale of Kellstrom's business to an entity, Kellstrom Aerospace, LLC, organized by Inverness Management LLC. As part of that sale, the Amended Kellstrom Lease was assigned to Kellstrom Aerospace LLC. Such sale and the terms of the Settlement were approved by the Bankruptcy Court in Kellstrom's Chapter 11 bankruptcy proceeding.

         Additionally, simultaneous with the Settlement: (i) the Company resolved certain purchase price adjustment issues with KAV Inventory, LLC, an entity owned 50% by the Company and 50% by Kellstrom, under that certain Inventory Purchase Agreement, dated December 1, 2000, among the Company, ASDC and KAV; (ii) KAV entered into a new consignment agreement with Kellstrom Commercial Aerospace, Inc., a subsidiary of Kellstrom Aerospace, LLC, with respect to the aircraft parts inventory owned by KAV; and (iii) the senior secured loan arrangement between KAV and BofA was amended and restated.

         The foregoing is a summary of certain information contained in the above-referenced documents. Reference is made to the more detailed information contained in such documents, which are attached to this Form 8-K as Exhibits
10.18 to 10.24.

Agreement between Kellstrom's senior lenders and certain investors affiliated with the Company who previously provided credit support to Kellstrom

         In December 2000, at the time of the Company's sale of its redistribution operation to Kellstrom, four investors posted $8.0 million in letters of credit with Kellstrom's lenders to support Kellstrom's senior revolving credit facility. The four investors are Lacy Harber, the Company's principal stockholder, Robert Alpert, a former director and a former principal stockholder of the Company, Don A. Sanders and Robert Belfer. The letters of credit were drawn by Kellstrom's lenders in October 2001 and the four investors are creditors in Kellstrom's bankruptcy proceeding. In Kellstrom's bankruptcy proceeding, the four investors have asserted claims against a warehouse and office facility owned by Kellstrom which is located in Sunrise, Florida (the "Sunrise Facility").

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         Simultaneous with the Settlement, the four investors entered into an agreement with Kellstrom's senior lenders with respect to a sharing of proceeds from any sale of the Sunrise Facility and regarding certain other matters. Additionally, as part of the same agreement, the Company entered into a release agreement with BofA with respect to certain matters.

         The foregoing is a summary of certain information contained in the above-referenced documents. Reference is made to the more detailed information contained in such documents, which are attached to this Form 8-K as Exhibits
10.25 to 10.28.

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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

Exhibit No.       Description
-----------       -----------

4.1 Amendment No. 2 to Common Stock Warrant Certificate between the Company and Citicorp USA, Inc.

10.1              Fifth Amended and Restated Credit Agreement dated as of July
                  12, 2002;

10.2 Amendment and Consent Agreement No. 14 for Lease Agreement and Certain Other Operative Agreements;

10.3 Replacement Term Loan Note in the principal amount of $5.0 million in favor of Bank or America, N.A.

10.4              Second Amendment to Limited Guaranty of LJH Ltd.;

10.5              Second Amendment to Limited Guaranty of Don A. Sanders;

10.6 Replacement Term Loan Note in the principal amount of $2.5 million in favor of Bank or America, N.A.

10.7              Second Amendment to Limited Guaranty of James Investments,
                  Inc.;

10.8 Loan Parties Agreement, dated as of July 12, 2002, relating to the $5.0 million and the $2.5 million term loans due to Bank of America, N.A.;

10.9 Guaranty by the Company and subsidiaries of the $5.0 million and the $2.5 million term loans due to Bank of America, N.A.;

10.10 Term Loan Note in the principal amount of $1.0 million in favor of Benito and Martha Quevedo;

10.11 Loan Parties Agreement, dated as of July 12, 2002, relating to the $1.0 million in favor of Benito and Martha Quevedo;

10.12 Guaranty by the Company and subsidiaries of the $1.0 million in favor of Benito and Martha Quevedo;

10.13 Memorandum of Purchase and Sale between ASDC, the Company and Quevedo Family Limited Partnership, dated as of July 12, 2002;

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10.14             Security Agreement, dated as of July 12, 2002, among the
                  Company, its subsidiaries, Benito and Martha Quevedo, James Investments, Inc., LJH Ltd. and Don A. Sanders;

10.15 Agreement, dated as of July 12, 2002, among Benito and Martha Quevedo, James Investments, Inc., LJH Ltd. and Don A. Sanders;

10.16 Amended and Restated Intercreditor Agreement between Citicorp USA, Inc., as Agent, and Bank of America, N.A.

10.17 Intercreditor Agreement among Citicorp USA, Inc., as Agent, Benito and Martha Quevedo, James Investments, Inc., LJH Ltd. and Don A. Sanders;

10.18 Post-Closing Resolution Agreement among the Company, ASDC and Kellstrom, dated as of June 10, 2002;

10.19             First Amendment to Non-Competition Agreement;

10.20             First Amendment to Miramar Lease between the Company and
                  Kellstrom;

10.21             Assignment of Amended Miramar Lease from Kellstrom to KIAC,
                  Inc.;

10.22 Assignment of Amended Miramar Lease from KIAC, Inc. to Kellstrom Aerospace, LLC;

10.23 Consignment Agreement between KAV, Kellstrom Commercial Aerospace, Inc. and Bank of America, N.A.;

10.24 Amended and Restated Loan and Security Agreement between Bank of America, N.A. and KAV;

10.25             Proceeds Sharing Agreement;

10.26             AVS Investor Mutual Release

10.27             KAV Mutual Release

10.28             AVS/ASDC Mutual Release

99.1 Press Release issued July 16, 2002 announcing the completion of the senior debt refinancing;


99.2 Press Release issued July announcing the closing of the Kellstrom Settlement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 31/st/ day of July, 2002.

                                            TIMCO AVIATION SERVICES, INC.

                                            /s/ C. Robert Campbell
                                            ------------------------------------
                                            C. Robert Campbell
                                            Executive Vice President and CFO

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

4.1 Amendment No. 2 to Common Stock Warrant Certificate between the Company and Citicorp USA, Inc.

10.1              Fifth Amended and Restated Credit Agreement dated as of July
                  12, 2002;

10.2 Amendment and Consent Agreement No. 14 for Lease Agreement and Certain Other Operative Agreements;

10.3 Replacement Term Loan Note in the principal amount of $5.0 million in favor of Bank or America, N.A.

10.4              Second Amendment to Limited Guaranty of LJH Ltd.;

10.5              Second Amendment to Limited Guaranty of Don A. Sanders;

10.6 Replacement Term Loan Note in the principal amount of $2.5 million in favor of Bank or America, N.A.

10.7              Second Amendment to Limited Guaranty of James Investments,
                  Inc.;

10.8 Loan Parties Agreement, dated as of July 12, 2002, relating to the $5.0 million and the $2.5 million term loans due to Bank of America, N.A.;

10.9 Guaranty by the Company and subsidiaries of the $5.0 million and the $2.5 million term loans due to Bank of America, N.A.;

10.10 Term Loan Note in the principal amount of $1.0 million in favor of Benito and Martha Quevedo;

10.11 Loan Parties Agreement, dated as of July 12, 2002, relating to the $1.0 million in favor of Benito and Martha Quevedo

10.12 Guaranty by the Company and subsidiaries of the $1.0 million in favor of Benito and Martha Quevedo;

10.13 Memorandum of Purchase and Sale between ASDC, the Company and Quevedo Family Limited Partnership, dated as of July 12, 2002;

10.14 Security Agreement, dated as of July 12, 2002, among the Company, its subsidiaries, Benito and Martha Quevedo, James Investments, Inc., LJH Ltd. and Don A. Sanders;

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10.15             Agreement, dated as of July 12, 2002, among Benito and Martha
                  Quevedo, James Investments,  Inc., LJH Ltd. and Don A.
                  Sanders;

10.16 Amended and Restated Intercreditor Agreement between Citicorp USA, Inc., as Agent, and Bank of America, N.A.

10.17 Intercreditor Agreement among Citicorp USA, Inc., as Agent, Benito and Martha Quevedo, James Investments, Inc., LJH Ltd. and Don A. Sanders;

10.18 Post-Closing Resolution Agreement among the Company, ASDC and Kellstrom, dated as of June 10, 2002;

10.19             First Amendment to Non-Competition Agreement;

10.20             First Amendment to Miramar Lease between the Company and
                  Kellstrom;

10.21             Assignment of Amended Miramar Lease from Kellstrom to KIAC,
                  Inc.;

10.22 Assignment of Amended Miramar Lease from KIAC, Inc. to Kellstrom Aerospace, LLC;

10.23 Consignment Agreement between KAV, Kellstrom Commercial Aerospace, Inc. and Bank of America, N.A.;

10.24 Amended and Restated Loan and Security Agreement between Bank of America, N.A. and KAV;

10.25             Proceeds Sharing Agreement;

10.26             AVS Investor Mutual Release

10.27             KAV Mutual Release

10.28             AVS/ASDC Mutual Release

99.1 Press Release issued July 16, 2002 announcing the completion of the senior debt refinancing;

99.2 Press Release issued July announcing the closing of the Kellstrom Settlement.

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